UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 24, 2007

ETHAN ALLEN INTERIORS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
incorporation)

Ethan Allen Drive Danbury, CT	06811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (203) 743-8000

                                      Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

        The information contained within Item 2.02 of this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

        On January 24, 2007, Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) issued a press release setting forth its operating results for the three and six months ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

        Exhibits 99.1 and 99.2 include references to the Company’s (i) consolidated operating profit, (ii) wholesale operating profit, (iii) net income, (iv) earnings per share, and (v) earnings before interest, taxes, depreciation and amortization (“EBITDA”), all excluding the effects of restructuring and impairment charges recorded during the six months ended December 31, 2006 and December 31, 2005 as a result of the Company’s decision to consolidate selected manufacturing facilities and/or convert such facilities into regional distribution centers. A reconciliation of these financial measures to the most directly comparable financial measure reported in accordance with generally accepted accounting principles (“GAAP”) is also provided in Exhibit 99.2.

        Management believes that excluding items which are deemed to be non-recurring in nature from financial measures such as operating profit, wholesale operating profit, net income, and earnings per share, allows investors to more easily compare and evaluate the Company’s financial performance relative to prior periods and industry comparables. These adjusted measures also aid investors in understanding the operating results of the Company absent such non-recurring or unusual events.

        Management considers EBITDA an important indicator of the operational strength and performance of its business, including the ability of the Company to pay interest, service debt and fund capital expenditures. Given the nature of the Company’s operations, including the tangible assets necessary to carry out its production and distribution activities, depreciation and amortization represent Ethan Allen’s largest non-cash charges. As these non-cash charges do not affect the Company’s ability to service debt or make capital expenditures, it is important to consider EBITDA in addition to, but not as a substitute for, operating income, net income and other measures of financial performance reported in accordance with GAAP, including cash flow measures such as operating cash flow. Further, EBITDA is one measure used to determine compliance with the Company’s existing credit facility.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1 99.2	Description
Press release dated January 24, 2007
Reconciliation of non-GAAP financial information disclosed in January 24, 2007 press release and conference call to the most directly comparable GAAP financial measure

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             ETHAN ALLEN INTERIORS INC.

Date: January 24, 2007	By:/s/ M. Farooq Kathwari M. Farooq Kathwari Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1 99.2	Description
Press release dated January 24, 2007
Reconciliation of non-GAAP financial information disclosed in January 24, 2007 press release and conference call to the most directly comparable GAAP financial measure